                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 9, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                      (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1. Not Applicable.

Item 2. Acquisition of Quaker Car Wash Inc.
                       -------------------

     On September 9, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), acquired all of the car wash related assets of Quaker Car Wash, Inc. ("Hanna Car Wash") pursuant to the terms of a Car Wash Asset Purchase/Sale Agreement dated August 26, 1998 (collectively the "Agreement"). Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the assets of Sellers used in the business of operating one full service car wash in Texas. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

     Pursuant to the Asset Purchase/Sale Agreement, Registrant purchased the assets for a total consideration of $2,850,000 consisting of $1,750,000 worth of unregistered shares of the Company's common stock, valued at a strike price of $7.81 per share, and cash of $1,000,000 paid from working capital. The Registrant intends to continue to use the acquired assets in the business of operating a full service car wash in Lubbock, Texas. The acquisition is to be accounted for using the "purchase" method of accounting.

Items 3-6      Not Applicable.

Item  7        Financial Statements and Exhibits.

               (a) Financial Statements of Business Acquired.

               It is impracticable to provide the required financial statements of Hanna Car Wash at the time of the filing of this report. The required financial statements of Hanna Car Wash will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (b) Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.











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               2.1  Car Wash Asset Purchase/Sale Agreement dated as of August
                    26, 1998, between Quaker Car Wash, Inc. and Millennia Car Wash, LLC

               2.2 Amendment one of the Car Wash Asset Purchase/Sale Agreement dated as of November 23, 1998.

               2.3 Amendment two of the Car Wash Asset Purchase/Sale Agreement dated as of January 6, 1999.

               2.4 Amendment three of the Car Wash Asset Purchase/Sale Agreement dated as of February 26, 1999.

               2.5 Amendment four of the Car Wash Asset Purchase/Sale Agreement dated as of April 7, 1999.

               2.6 Amendment five of the Car Wash Asset Purchase/Sale Agreement dated as of May 10, 1999.

               2.7 Amendment six of the Car Wash Asset Purchase/Sale Agreement dated as of June 25, 1999.

               2.8 Amendment seven of the Car Wash Asset Purchase/Sale Agreement dated as of August 13, 1999.

               2.9 Amendment eight of the Car Wash Asset Purchase/Sale Agreement dated as of August 27, 1999.

               99   Press Release dated September 9, 1999.

Items 8-9.     Not applicable.






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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 1999           MACE SECURITY INTERNATIONAL, INC.


                                        By:/s/ Gregory M. Krzemien
                                           -----------------------
                                        Gregory M. Krzemien
                                        Chief Financial Officer and Treasurer



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                                 EXHIBIT INDEX


Exhibit
No.            Description
---            -----------

2.1 Car Wash Asset Purchase/Sale Agreement dated as of August 26, 1998, between Quaker Car Wash, Inc. and Millennia Car Wash, LLC

2.2 Amendment one of the Car Wash Asset Purchase/Sale Agreement dated as of November 23, 1998.

2.3 Amendment two of the Car Wash Asset Purchase/Sale Agreement dated as of January 6, 1999.

2.4 Amendment three of the Car Wash Asset Purchase/Sale Agreement dated as of February 26, 1999.

2.5 Amendment four of the Car Wash Asset Purchase/Sale Agreement dated as of April 7, 1999.

2.6 Amendment five of the Car Wash Asset Purchase/Sale Agreement dated as of May 10, 1999.

2.7 Amendment six of the Car Wash Asset Purchase/Sale Agreement dated as of June 25, 1999.

2.8 Amendment seven of the Car Wash Asset Purchase/Sale Agreement dated as of August 13, 1999.

2.9 Amendment eight of the Car Wash Asset Purchase/Sale Agreement dated as of August 27, 1999.

99             Press Release dated September 9, 1999.




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                               TABLE OF CONTENTS

RECITALS..................................................    Page 1 of  25

Purchase And Sale of Assets...............................    Page 1 of  25

Amount of Purchase Price..................................    Page 3 of  25

Payment of Purchase Price & Commissions...................    Page 4 of  25

Documents and Physical Inspection.........................    Page 5 of  25

Escrow....................................................    Page 6 of  25

Conditions Precedent to Closing...........................    Page 8 of  25

Seller's Representations and Warranties...................   Page 10 of  25

Buyer's Representations and Warranties....................   Page 15 of  25

Risk of Loss..............................................   Page 15 of  25

Employees of Sellers......................................   Page 16 of  25

Closing...................................................   Page 16 of  25

Environmental Reports.....................................   Page 19 of  25

Taxes.....................................................   Page 19 of  25

Confidentiality of Agreement/Publicity....................   Page 20 of  25

Non-Competition Agreements................................   Page 20 of  25

Indemnity/Guaranty Agreements.............................   Page 20 of  25

Introduction to and Retention of Customers................   Page 21 of  25

Ownership of Equipment....................................   Page 21 of  25

Amendments/Waivers........................................   Page 21 of  25

Attorneys' Fees...........................................   Page 21 of  25

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
Notices...................................................   Page 22 of  25

Time of Essence...........................................   Page 22 of  25

Severability..............................................   Page 22 of  25

Exhibits..................................................   Page 22 of  25

Diligence, Good Faith and Further Documents...............   Page 22 of  25

Survivability.............................................   Page 23 of  25

Entire Agreement..........................................   Page 23 of  25

Assignment Prohibited.....................................   Page 23 of  25

Successors................................................   Page 23 of  25

Governing State Law.......................................   Page 23 of  25

Counterparts..............................................   Page 23 of  25

Remedies..................................................   Page 24 of  25

Interpretation............................................   Page 24 of  25

Benefit of Agreement......................................   Page 24 of  25

Miscellaneous.............................................   Page 24 of  25

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